Exhibit 10.1

HUB GROUP, INC.

HUB CITY TERMINALS, INC.

AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank Chicago, Illinois U.S. Bank National Association Milwaukee, Wisconsin	LaSalle Bank National Association Chicago, Illinois National City Bank Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of April 30, 1999 (the “Credit Agreement”), as amended and currently in effect, by and among Hub Group, Inc. (the “Public Hub Company”), Hub City Terminals, Inc. for itself and as successor by merger to Hub Holdings, Inc. (“Hub Chicago”; together with the Public Hub Company, the “Borrowers”) and you (the “Lenders”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

The Borrowers have requested that the Lenders modify Section 3.3(c) of the Credit Agreement and the Lenders are willing to do so under the terms and conditions set forth in this amendment (herein, the “Amendment”).

1.	AMENDMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 3.3(c) of the Credit Agreement shall be amended and as so amended, shall be restated to read as follows

“(c) Equity Offering. Within five (5) Business Days of receipt by or for any Borrower of proceeds in excess of $1,000,000 from any public offering or private placement of any capital stock or other equity securities of any Borrower (other than proceeds from (A) any sale of capital stock of a Borrower pursuant to an employee stock ownership plan or (B) any sale of capital stock of a Borrower, or any options to acquire any such stock, to officers, directors or key employees of such Borrower or any of its Subsidiaries as reasonable compensation for services rendered or (C) any exercise by such officers or directors of such options or (D) any issuance of capital stock or other equity interests to any Borrower or any Wholly-Owned Subsidiary), such Borrower shall make a mandatory prepayment on the Term Loans in an amount equal to 50% of the Net Cash Proceeds of such issuance; provided however that no such prepayment need be made with respect to the proceeds of a public offering of common capital stock of the Public

Hub Company so long as the Net Cash Proceeds of such issuance are used to repay the Senior Notes in full (and pay any prepayment penalty in connection therewith) within 30 days of receipt of such Net Cash Proceeds, but in no event later than September 30, 2004, it being understood that any amount in excess thereof may be retained by the Public Hub Company.”

2.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.01. The Borrowers, the Guarantors and the Required Lenders shall have executed and delivered this Amendment.

2.02. Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Agent and its counsel.

3.	REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and remain true and correct in all material respects (except to the extent the same expressly relate to an earlier date and except that for purposes of this paragraph the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Public Hub Company delivered to the Lenders) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.	MISCELLANEOUS.

4.01. Each Borrower and each Guarantor acknowledges and agrees that, except as modified by this Amendment, all of the Loan Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Obligations as modified hereby. Each Borrower and each Guarantor further acknowledges and agrees that all references in such Loan Documents to the Obligations shall be deemed a reference to the Obligations as so modified. Each Borrower and each Guarantor further agrees to execute and deliver any and all instruments or documents as may be reasonably required by the Agent or the Required Lenders to confirm any of the foregoing.

4.02. The Borrowers and the Guarantors have heretofore executed and delivered to the Agent that certain Security Agreement dated as of October 15, 2002 and certain other Collateral Documents. The Borrowers and the Guarantors hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the

Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Agent thereunder, the obligations of the Borrowers and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.03. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as specifically amended hereby.

4.04. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

4.05. The Borrowers agree to pay, jointly and severally, all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

Dated as of May     , 2004.

HUB GROUP, INC., a Borrower HUB CITY TERMINALS, INC., a Borrower

By:	/S/ DAVID P. YEAGER
David P. Yeager Chief Executive Officer for each of the above Companies

Accepted and agreed to as of the date and year last above written.

HARRIS TRUST AND SAVINGS BANK

By		/S/ EDWARD MCGUIRE
	Name:	Edward McGuire
	Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION

By		/S/ MATTHEW J. SCHULTZ
	Name:	Matthew J. Schultz
	Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By		/S/ MARK MITAL
	Name:	Mark Mital
	Title:	First Vice President

NATIONAL CITY BANK

By		/S/ MATTHEW R. KLINGER
	Name:	Matthew R. Klinger
	Title:	Vice President

GUARANTORS’ CONSENT

The undersigned heretofore executed and delivered to the Lenders the Guaranty Agreement. The undersigned hereby consent to the Amendment to the Credit Agreement as set forth above and confirm that the Guaranty Agreement and all of the obligations of the undersigned thereunder remain in full force and effect. The undersigned further agree that their consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty Agreement.

HUB CHICAGO HOLDINGS, INC., a Guarantor

By	/S/ DAVID P. YEAGER
David P. Yeager
Chief Executive Officer

HLX COMPANY, L.L.C., a Guarantor

By	/S/ DAVID P. YEAGER
David P. Yeager
Vice Chairman and Chief Executive Officer

QSSC, INC. QUALITY SERVICES, L.L.C., QUALITY SERVICES OF KANSAS, L.L.C. QUALITY SERVICES OF NEW JERSEY, L.L.C. Q.S. OF ILLINOIS, L.L.C. Q.S. OF GEORGIA, L.L.C.

By	/S/ DAVID P. YEAGER
David P. Yeager
Chief Executive Officer for each of the above Guarantors

HUB GROUP ALABAMA, LLC

HUB GROUP ATLANTA, LLC

HUB GROUP BOSTON, LLC

HUB GROUP CANADA, L.P.

HUB GROUP CLEVELAND, LLC

HUB GROUP DETROIT, LLC

HUB GROUP FLORIDA, LLC

HUB GROUP GOLDEN GATE, LLC

HUB GROUP INDIANAPOLIS, LLC

HUB GROUP KANSAS CITY, LLC

HUB GROUP LOS ANGELES, LLC

HUB GROUP MID ATLANTIC, LLC

HUB GROUP NEW ORLEANS, LLC

HUB GROUP NEW YORK STATE, LLC

HUB GROUP NEW YORK-NEW JERSEY, LLC

HUB GROUP NORTH CENTRAL, LLC

HUB GROUP OHIO, LLC

HUB GROUP PHILADELPHIA, LLC

HUB GROUP PITTSBURGH, LLC

HUB GROUP PORTLAND, LLC

HUB GROUP ST. LOUIS, LLC

HUB GROUP TENNESSEE, LLC

HUB CITY TEXAS, L.P.

HUB GROUP TRANSPORT, LLC

HUB GROUP ASSOCIATES, INC.

HUB FREIGHT SERVICES, INC.

HUB HIGHWAY SERVICES

HUB GROUP DISTRIBUTION SERVICES, LLC

By	/S/ DAVID P. YEAGER
David P. Yeager
Chief Executive Officer for each of the above Guarantors